UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2023

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

	N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing the Company and Powerfleet will be presenting at the Raymond James TMT and Consumer Conference being held December 4-6, 2023, at the Lotte New York Palace in New York, NY. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX Telematics Limited and Powerfleet to present at the Raymond James TMT and Consumer Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Chief Financial Officer

Date: November 29, 2023

Exhibit 99.1

MIX TELEMATICS LIMITED (Incorporated in the South Africa) (Registration number 1995/013858/06) JSE share code: MIX ISIN: ZAE000125316 NYSE share code: MIXT (“MiX Telematics” or “MiX”)	POWERFLEET, INC. (Incorporated in the State of Delaware, USA) Nasdaq share code: PWFL ISIN: US73931J1097 (“Powerfleet”)

MiX TELEMATICS AND POWERFLEET TO PRESENT AT THE RAYMOND JAMES TMT AND CONSUMER CONFERENCE ON DECEMBER 5, 2023

BOCA RATON, Fla. and WOODCLIFF LAKE, N.J., November 29, 2023 -- MiX Telematics Limited (NYSE: MIXT, JSE: MIX) and Powerfleet (Nasdaq: PWFL) announced that they will be presenting at the Raymond James TMT and Consumer Conference being held December 4-6, 2023, at the Lotte New York Palace in New York, NY.

MiX Telematics CEO Stefan Joselowitz and CFO Paul Dell alongside Powerfleet CFO David Wilson will be attending the event. MiX Telematics and Powerfleet previously announced a business combination, which is expected to create one of the largest mobile asset Internet of Things (IoT) Software-as-a-Service (SaaS) providers in the world.

Management from MiX Telematics and Powerfleet are scheduled to present on Tuesday, December 5, 2023, at 9:45 a.m. Eastern time, with one-on-one meetings held throughout the event. The presentation will be broadcast live and available for replay https://wsw.com/webcast/rj128/register.aspx?conf=rj128&page=mixt&url=https://wsw.com/webcast/rj128/mixt/1628046 and via the respective investor relations sections of the companies’ websites.

To receive additional information, request an invitation or to schedule a one-on-one meeting, please contact your Raymond James representative or MiX Telematics’ investor relations team at MIXT@gateway-grp.com.

ABOUT MIX TELEMATICS
MiX Telematics is a leading global provider of fleet and mobile asset management solutions delivered as SaaS to over 1 million global subscribers spanning more than 120 countries. The company's products and services provide enterprise fleets, small fleets, and consumers with efficiency, safety, compliance, and security solutions. MiX Telematics was founded in 1996 and has offices in South Africa, the United Kingdom, the United States, Uganda, Brazil, Mexico and Australasia as well as a network of more than 130 fleet partners worldwide. MiX Telematics shares are publicly traded on the Johannesburg Stock Exchange ("JSE") (JSE: MIX) and the New York Stock Exchange (NYSE: MIXT). For more information, visit www.mixtelematics.com.

ABOUT POWERFLEET
1

Powerfleet (Nasdaq: PWFL; TASE: PWFL) is a global leader of internet of things (IoT) software-as-a-service (SaaS) solutions that optimize the performance of mobile assets and resources to unify business operations. Our data science insights and advanced modular software solutions help drive digital transformation through our customers' and partners' ecosystems to help save lives, time, and money. We help connect companies, enabling customers and their customers to realize more effective strategies and results. Powerfleet's tenured and talented team is at the heart of our approach to partnership and tangible success. The company is headquartered in Woodcliff Lake, New Jersey, with our Pointer Innovation Center (PIC) in Israel and field offices around the globe. For more information, please visit www.powerfleet.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet's, MiX's and the combined business's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, the parties' expectations with respect to their beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside the parties' control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the completion of the proposed transaction in the anticipated timeframe or at all; (ii) the satisfaction of the closing conditions to the proposed transaction including, but not limited to the ability to obtain approval of the stockholders of Powerfleet and shareholders of MiX and the ability to obtain financing; (iii) the failure to obtain necessary regulatory approvals; (iv) the ability to realize the anticipated benefits of the proposed transaction; (v) the ability to successfully integrate the businesses; (vi) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (vii) the negative effects of the announcement of the proposed transaction or the consummation of the proposed transaction on the market price of MiX's or Powerfleet's securities; (viii) significant transaction costs and unknown liabilities; (ix) litigation or regulatory actions related to the proposed transaction; and (x) such other factors as are set forth in the periodic reports filed by MiX and Powerfleet with the Securities and Exchange Commission ("SEC"), including but not limited to those described under the heading "Risk Factors" in their annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC's website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, neither MiX nor Powerfleet assumes any obligation nor do they intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed transaction, Powerfleet filed a registration statement on Form S-4 with the SEC that includes a joint proxy statement of Powerfleet and MiX and a prospectus of Powerfleet.

Additionally, MiX is preparing a scheme circular for MiX shareholders in accordance with the Companies Act of South Africa (including the Companies Act Regulations, 2011 thereunder) and the JSE Listings Requirements, including a notice of general meeting convening a shareholder meeting at which MiX shareholders will be asked to vote on the proposed transaction, which, together with the Powerfleet prospectus, will contain all relevant information for MiX shareholders voting on the proposed transaction. The scheme circular will be issued to MiX shareholders together with the joint proxy statement and the Powerfleet prospectus. If you hold MiX ordinary shares through an intermediary such as a broker/dealer or clearing agency, or if you hold MiX ADSs, you should consult with your intermediary or The Bank of New

York Mellon, the depositary for the MiX ADSs, as applicable, about how to obtain information on the MiX shareholder meeting.

After Powerfleet's registration statement has been declared effective by the SEC, Powerfleet will send the definitive proxy statement/prospectus to the Powerfleet shareholders entitled to vote at the meeting relating to the proposed transaction, and MiX will send the scheme circular, together with the definitive proxy statement and Powerfleet prospectus, to MiX shareholders entitled to vote at the meeting relating to the proposed transaction. MiX and Powerfleet may file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN), THE SCHEME CIRCULAR AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Powerfleet and MiX once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Powerfleet or MiX make available copies of materials they file with, or furnish to, the SEC free of charge at https://ir.powerfleet.com and http://investor.mixtelematics.com, respectively.

NO OFFER OR SOLICITATION
This communication shall not constitute an offer to buy or sell any securities, or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION
Powerfleet, MiX and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Powerfleet and MiX in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders in connection with the proposed transaction is set forth in the joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Powerfleet with the SEC on November 17, 2023. Securityholders may obtain information regarding the names, affiliations and interests of Powerfleet's directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023, its amended Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023, and its definitive proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on June 21, 2023. Securityholders may obtain information regarding the names, affiliations and interests of MiX's directors and executive officers in its Annual Report on Form 10-K for the year ended March 31, 2023, which was filed with the SEC on June 22, 2023, and its definitive proxy statement for its 2023 annual general meeting of shareholders, which was filed with the SEC on July 28, 2023.. Investors should read the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction carefully before making any voting or investment decisions. You may obtain free copies of these documents from Powerfleet or MiX using the sources indicated above.

RESPONSIBILITY STATEMENTS
The independent board of MiX (to the extent that the information relates to MiX) collectively and individually accept responsibility for the information contained in this announcement and certify that, to the best of their knowledge and belief, the information contained in this announcement relating to MiX is true and this announcement does not omit anything that is likely to affect the importance of such information.
The board of directors of Powerfleet (to the extent that the information relates to Powerfleet) collectively and individually accept responsibility for the information contained in this announcement and certify that to the best of their knowledge and belief, the information contained in this announcement relating to

Powerfleet is true and this announcement does not omit anything that is likely to affect the importance of such information.
MiX Telematics Investor Contact
Cody Cree
Gateway Group, Inc.
+1 (949) 574-3860
MIXT@gateway-grp.com

MiX Telematics Media Contact
Jonathan Bates
jonathan.bates@mixtelematics.com
+44 7921 242892

Powerfleet Investor Contact
Matt Glover
Gateway Group, Inc.
PWFL@gateway-grp.com
+1 (949) 574-3860

Powerfleet Media Contact
Andrea Hayton
ahayton@powerfleet.com
+1 (610) 401-1999

29 November 2023

Corporate advisor and sponsor to MiX